UMB SCOUT FUNDS

                      Supplement dated July 27, 2001 to the
         Joint Statement of Additional Information dated October 31, 2000 for the UMB Scout Funds


At a meeting of the Board of Trustees of the UMB Scout Funds held on July 24, 2001, the following policy regarding diversification of investments relating to the UMB Scout Small Cap Fund was adopted:

         The Fund may not, as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer. NOTE: This restriction is non-fundamental, and the Board is permitted to modify it without shareholder approval, but only to the extent that, following any such modification, the Fund would continue to be classified as a "diversified" fund under the 1940 Act.

This action amends and supercedes the restrictions on diversification previously applicable to the UMB Scout Small Cap Fund as described in the Statement of Additional Information in the section entitled "INVESTMENT RESTRICTIONS." Please keep this Supplement with your copy of the Statement of Additional Information for future reference.

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